UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

SEMIANNUAL REPORT
June 30, 2021
T. ROWE PRICE
TSPA	U.S. Equity Research ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

INVEST WITH CONFIDENCE*

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

HIGHLIGHTS
■	The U.S. Equity Research ETF performed in line with the S&P 500 Index (based on net asset value and market price) from its inception on June 8, 2021, through June 30, 2021.
■	Stock selection in six of 11 sectors contributed to relative returns during the reporting period.
■	Information technology, health care, financials, and consumer discretionary were the fund’s largest sector allocations in absolute terms.
■	The global economic recovery was faster and stronger in the first half of 2021 than expected. However, there are still potential risks to growth that we will be monitoring in the months ahead, including challenges in further containing the coronavirus pandemic.
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T. ROWE PRICE U.S. EQUITY RESEARCH ETF

CIO Market Commentary
Dear Shareholders
Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.
All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.
Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.
The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.
However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.
Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.
As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
Group Chief Investment Officer

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth.
FUND COMMENTARY
How did the fund perform since inception?
The U.S. Equity Research ETF returned 1.64% (based on net asset value) and 1.72% (at market price) from its inception on June 8, 2021, through June 30, 2021. The fund performed in line with its benchmark, the S&P 500 Index, and outperformed its Lipper peer group. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
The fund’s goal is to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weightings in the index. Stock selection in six of 11 sectors
PERFORMANCE COMPARISON

Period Ended 6/30/21	Total Return Since Inception 6/8/21

U.S. Equity Research ETF (Based on Net Asset Value)	1.64%
U.S. Equity Research ETF (At Market Price)*	1.72
S&P 500 Index	1.74
Lipper Large-Cap Core Funds Index	1.12
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

contributed to relative performance during the very short since-inception period. The materials, communication services, and consumer staples sectors contributed the most to relative returns while information technology, utilities, and health care were the largest detractors on a relative basis.
Stock selection in the materials sector was the largest contributor to the fund’s relative performance versus the S&P 500 Index. Not holding positions in copper miner Freeport-McMoRan or gold miner Newmont aided relative results as copper and gold prices slid following hawkish policy signals from the Federal Reserve in June. We maintain our underweight positions in both companies due to valuation concerns. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
A nonindex position in cable television holding company Liberty Broadband added value in the communication services sector. Recently, GCI, the company’s wholly owned subsidiary and Alaska’s largest telecommunications company, announced it plans to deliver high-speed internet access of two gigabits to a majority of Alaskans by 2022, pioneering the market in the state. Liberty Broadband also reported solid revenue from its most recent quarter. In our view, Liberty Broadband’s management should be able to create significant value as the company integrates recent acquisitions. Moreover, we believe longer-term fears around the cable industry’s ability to weather cord-cutting and 5G fixed wireless substitution are overblown.
Not owning Archer-Daniels-Midland was beneficial in the consumer staples sector. After generating strong gains over the past year, shares of the agricultural processor sold off in June. We maintain an underweight due to concerns that several of the company’s core businesses are exposed to structural challenges. In addition, we would prefer that the company focus more on diversifying its grain origination footprint than its smaller flavor and ingredient businesses.
Conversely, stock selection in the information technology sector detracted, led by not holding software business Adobe. Since early 2020, an increase in people working from home during the coronavirus pandemic has benefited the company’s subscription growth. We think the company’s growth rates will moderate significantly as the benefits of its recent subscription transition wane and fundamentals normalize. We also believe Adobe has limited cloud growth prospects without further acquisitions as its current portfolio of software assets is becoming less relevant. An underweight in PayPal Holdings also detracted. The leader in digital payments saw continued growth of e-commerce and digital payments as a result of the coronavirus pandemic. It also announced that its

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

payment app, Venmo, will soon monetize product and services transactions. We are underweight the stock as we believe there are better risk/reward opportunities elsewhere in the space.
Our overweight position in Ameren weighed on relative returns in utilities. In June, shares of the public utility holding company surrendered some of its gains from earlier in the quarter as investors preferred other market segments over noncyclical companies. We believe that Ameren has a high-quality business mix and one of the better balance sheets relative to peers. The company’s geographic location also provides it with meaningful opportunity for additional wind generation and coal plant retirements, which will prompt additional investment in Federal Energy Regulatory Commission (FERC) transmission.
Our underweight position in pharmaceutical company Merck hurt relative results in health care. Shares appreciated after it was announced that the U.S. government had agreed to purchase 1.7 billion doses of the company’s experimental oral COVID-19 treatment, Molnupiravir, if the drug is granted Emergency Use Authorization or approval from the FDA. We are underweight the stock as we believe there are better risk/reward opportunities elsewhere in the sector.
How is the fund positioned?
Similar to the S&P 500 Index, information technology, health care, financials, and consumer discretionary were the fund’s largest sector positions in absolute terms and represented more than 60% of the fund’s net assets at the end of the period.
Wells Fargo, Eli Lilly, and Texas Instruments represented the fund’s largest overweight stocks versus the benchmark. While we believe Wells Fargo may face near-term pressure due to its exposure to core retail banking deposits, we believe the risk/reward profile is attractive longer term compared with those banks with more investment banking and trading exposure. We believe that Eli Lilly has several late-stage assets with high probabilities of success that will benefit its visibility and revenue over the next 12 to 18 months. We also expect the company’s base business will remain stable against competition and drug pricing pressures, and we are encouraged by management’s goal of increasing the company’s operating margin percentage over the next several years. We think Texas Instruments is a high-quality business benefiting from a consolidating industry structure, early-stage product demand cycles, and potential global capital expenditure recovery. We also believe the market underappreciates the company’s competitive advantages and industry trends.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Notable purchases during the period included leading health and personal care product company Kimberly-Clark, public utility holding company Eversource Energy, and regulated utility CMS Energy.
What is portfolio management’s outlook?
The global economic recovery was faster and stronger in the first half of 2021 than markets seemed to expect at the start of the year. There also are potential risks to growth that we will be monitoring in the months ahead, however, including challenges in further containing the coronavirus pandemic. In the realm of fiscal policy, although the Biden administration is seeking to raise the U.S. corporate tax rate, any increase is likely to be moderate and neutral for U.S. equity markets. However, proposed increases in capital gains and dividend taxes, if enacted, would be negative for after-tax returns on most asset classes. Meanwhile, price/earnings multiples in some sectors and stocks imply demanding earnings expectations. Even relatively strong second-half results might fail to meet those expectations.
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/21
Information Technology	26.7%
Health Care	12.6
Financials	12.2
Consumer Discretionary	12.1
Communication Services	11.8
Industrials and Business Services	8.4
Consumer Staples	5.4
Utilities	2.7
Energy	2.6
Materials	2.5
Real Estate	2.3
Other and Reserves	0.7
Total	100.0%

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Regardless of the stock market’s day-to-day performance, our investment strategy remains the same, relying on the insights of our research analysts to identify favorable long-term investment opportunities in each sector of the S&P 500 Index while keeping sector weights close to those of the benchmark.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

RISKS OF STOCK INVESTING
As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.
BENCHMARK INFORMATION
Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
6/30/21
Microsoft	5.8%
Apple	5.8
Alphabet	4.6
Amazon.com	4.4
Facebook	2.8
Visa	1.4
Wells Fargo	1.4
Bank of America	1.3
Eli Lilly and Co	1.2
Berkshire Hathaway	1.1
Comcast	1.1
Texas Instruments	1.1
NVIDIA	1.1
Salesforce.com	1.1
AbbVie	1.0
Home Depot	1.0
GE	0.9
Procter & Gamble	0.9
UnitedHealth Group	0.9
MasterCard	0.8
Advanced Micro Devices	0.8
Netflix	0.8
Intuitive Surgical	0.8
ConocoPhillips	0.7
Coca-Cola	0.7
Total	43.5%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 6/30/21	Since Inception 6/8/21
U.S. Equity Research ETF (Based on Net Asset Value)	1.64%*
U.S. Equity Research ETF (At Market Price)	1.72*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than 1 year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
U.S. Equity Research ETF	0.34%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

FUND EXPENSE EXAMPLE (continued)
T. Rowe Price U.S. Equity Research ETF
	Beginning Account Value 6/9/21[1]	Ending Account Value 6/30/21	Expenses Paid During Period 6/9/21 to 6/30/21[1,2]
Actual	$1,000.00	$1,016.40	$0.21
	1/1/21[1]	6/30/21	1/1/21 to 6/30/21[1,3]
Hypothetical (assumes 5% return before expenses)	1,000.00	1,023.10	1.71

[1]	The actual expense example is based on the period since the fund’s start of operations on 6/9/21, one day after inception; the hypothetical expense example is based on the half-year period beginning 1/1/21, as required by the Securities and Exchange Commission.
[2]	Expenses are equal to the fund’s annualized expense ratio for the period (0.34%), multiplied by the average account value over the period, multiplied by the number of days in the period (22), and divided by the days in the year (365) since the fund’s start of operations.
[3]	Expenses are equal to the fund’s annualized expense ratio for the period (0.34%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

6/8/21(1) Through
6/30/21
NET ASSET VALUE
Beginning of period	$ 25.00
Investment activities
Net investment income(2) (3)	0.01
Net realized and unrealized gain/loss	0.40
Total from investment activities	0.41
NET ASSET VALUE
End of period	$ 25.41
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	1.64%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.34%(5)
Net expenses after waivers/payments by Price Associates	0.34%(5)
Net investment income	0.93%(5)
Portfolio turnover rate(6)	0.6%
Net assets, end of period (in thousands)	$ 16,138

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 5 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

June 30, 2021 (Unaudited)
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)
COMMON STOCKS 99.3%
COMMUNICATION SERVICES 11.8%
Diversified Telecommunication Services 0.8%
AT&T	2,424	70
Verizon Communications	987	55
		125
Entertainment 1.6%
Electronic Arts	237	34
Netflix (1)	246	130
Playtika Holding (1)	433	10
Walt Disney (1)	523	92
		266
Interactive Media & Services 7.4%
Alphabet, Class A (1)	110	269
Alphabet, Class C (1)	188	471
Facebook, Class A (1)	1,300	452
		1,192
Media 1.8%
Charter Communications, Class A (1)	79	57
Comcast, Class A	3,168	180
DISH Network, Class A (1)	90	4
Liberty Broadband, Class C (1)	275	48
		289
Wireless Telecommunication Services 0.2%
T-Mobile US (1)	261	38
		38
Total Communication Services		1,910

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
CONSUMER DISCRETIONARY 12.1%
Auto Components 0.4%
Aptiv (1)	204	32
Magna International	304	28
		60
Automobiles 1.0%
Ferrari NV	186	38
General Motors (1)	210	13
Tesla (1)	162	110
		161
Hotels Restaurants & Leisure 2.3%
Airbnb, Class A (1)	30	5
Booking Holdings (1)	24	53
Chipotle Mexican Grill (1)	28	43
Hilton Worldwide Holdings (1)	284	34
Las Vegas Sands (1)	284	15
Marriott International, Class A (1)	300	41
McDonald's	269	62
MGM Resorts International	544	23
Starbucks	669	75
Wynn Resorts (1)	130	16
Yum! Brands	21	2
		369
Household Durables 0.2%
NVR (1)	5	25
		25
Internet & Direct Marketing Retail 4.4%
Amazon.com (1)	205	705
DoorDash, Class A (1)	49	9
		714

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Multiline Retail 0.3%
Dollar General	168	37
Dollar Tree (1)	174	17
		54
Specialty Retail 2.6%
AutoZone (1)	15	22
Burlington Stores (1)	125	40
CarMax (1)	75	10
Home Depot	521	166
Lowe's	265	52
O'Reilly Automotive (1)	67	38
Ross Stores	421	52
TJX	434	29
Ulta Beauty (1)	50	17
		426
Textiles, Apparel & Luxury Goods 0.9%
Lululemon Athletica (1)	64	23
NIKE, Class B	640	99
VF	314	26
		148
Total Consumer Discretionary		1,957
CONSUMER STAPLES 5.4%
Beverages 1.7%
Coca-Cola	2,130	115
Keurig Dr Pepper	1,038	37
Monster Beverage (1)	385	35
PepsiCo	577	86
		273
Food & Staples Retailing 0.8%
Costco Wholesale	213	84

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Walmart	312	44
		128
Food Products 0.7%
Conagra Brands	400	14
Darling Ingredients (1)	85	6
Mondelez International	1,179	74
Tyson Foods, Class A	328	24
		118
Household Products 1.2%
Clorox	20	4
Colgate-Palmolive	224	18
Kimberly-Clark	200	27
Procter & Gamble	1,042	140
		189
Personal Products 0.2%
Estee Lauder, Class A	129	41
		41
Tobacco 0.8%
Altria Group	888	42
Philip Morris International	876	87
		129
Total Consumer Staples		878
ENERGY 2.6%
Energy Equipment & Services 0.3%
Halliburton	2,110	49
		49
Oil, Gas & Consumable Fuels 2.3%
Chevron	520	54
ConocoPhillips	1,954	119

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Devon Energy	329	10
EOG Resources	662	55
Exxon Mobil	911	58
Hess	422	37
Marathon Petroleum	388	23
TotalEnergies, ADR	491	22
		378
Total Energy		427
FINANCIALS 12.2%
Banks 5.1%
Bank of America	5,026	207
Citizens Financial Group	910	42
Fifth Third Bancorp	2,443	93
Huntington Bancshares	5,428	78
JPMorgan Chase & Co.	412	64
PNC Financial Services Group	465	89
Signature Bank	128	31
Wells Fargo & Co.	4,901	222
		826
Capital Markets 3.2%
Apollo Global Management, Class A	188	12
Bank of New York Mellon	290	15
Cboe Global Markets	213	25
Charles Schwab	1,194	87
CME Group	349	74
Goldman Sachs Group	256	97
Intercontinental Exchange	458	54
Invesco	206	5
KKR & Co., Class A	451	27
MarketAxess Holdings	32	15
Morgan Stanley	767	70
Raymond James Financial	85	11

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
S&P Global	41	17
State Street	7	1
Tradeweb Markets, Class A	91	8
		518
Consumer Finance 0.4%
Capital One Financial	414	64
		64
Diversified Financial Services 1.4%
Berkshire Hathaway, Class B (1)	673	187
Equitable Holdings	1,112	34
Voya Financial	115	7
		228
Insurance 2.1%
American International Group	1,489	71
Chubb	415	66
Hartford Financial Services Group	774	48
Marsh & McLennan	181	25
MetLife	710	43
Progressive	300	29
RenaissanceRe Holdings	263	39
Travelers	17	3
Willis Towers Watson	7	2
		326
Total Financials		1,962
HEALTH CARE 12.6%
Biotechnology 2.0%
AbbVie	1,492	168
Amgen	202	49
Biogen (1)	98	34
Incyte (1)	211	18

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Regeneron Pharmaceuticals (1)	28	16
Seagen (1)	64	10
Vertex Pharmaceuticals (1)	181	36
		331
Health Care Equipment & Supplies 3.0%
Abbott Laboratories	498	58
Becton Dickinson & Co.	394	96
Cooper	19	7
Danaher	303	81
Hologic (1)	361	24
Intuitive Surgical (1)	137	126
Medtronic	186	23
Stryker	242	63
		478
Health Care Providers & Services 2.7%
Anthem	150	57
Centene (1)	717	52
Cigna	311	74
CVS Health	474	40
HCA Healthcare	187	39
Humana	77	34
McKesson	40	8
UnitedHealth Group	348	139
		443
Life Sciences Tools & Services 1.1%
Agilent Technologies	399	59
Thermo Fisher Scientific	219	111
		170
Pharmaceuticals 3.8%
AstraZeneca, ADR	1,339	80
Elanco Animal Health (1)	1,480	51

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Eli Lilly & Co.	840	193
Johnson & Johnson	665	110
Merck & Co.	609	47
Organon & Co. (1)	61	2
Sanofi, ADR	796	42
Zoetis	447	83
		608
Total Health Care		2,030
INDUSTRIALS & BUSINESS SERVICES 8.4%
Aerospace & Defense 1.3%
Boeing (1)	281	67
L3Harris Technologies	211	46
Teledyne Technologies (1)	103	43
Textron	763	53
TransDigm Group (1)	8	5
		214
Air Freight & Logistics 1.2%
FedEx	253	76
United Parcel Service, Class B	544	113
		189
Airlines 0.2%
United Airlines Holdings (1)	509	27
		27
Building Products 0.1%
Johnson Controls International	156	11
		11
Commercial Services & Supplies 0.3%
Waste Connections	365	43
		43

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Industrial Conglomerates 2.1%
3M	323	64
General Electric	10,542	142
Honeywell International	328	72
Roper Technologies	145	68
		346
Machinery 1.9%
Cummins	256	62
Flowserve	362	15
Fortive	702	49
Illinois Tool Works	6	1
Ingersoll Rand (1)	588	29
Otis Worldwide	625	51
PACCAR	699	62
Parker-Hannifin	101	31
Snap-on	54	12
		312
Professional Services 0.6%
Clarivate (1)	449	12
CoStar Group (1)	140	12
Equifax	159	38
Leidos Holdings	339	34
		96
Road & Rail 0.7%
CSX	1,461	47
JB Hunt Transport Services	133	22
Norfolk Southern	170	45
		114
Total Industrials & Business Services		1,352

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
INFORMATION TECHNOLOGY 26.7%
Communications Equipment 0.9%
Cisco Systems	2,163	114
Motorola Solutions	174	38
		152
Electronic Equipment, Instruments & Components 0.8%
Amphenol, Class A	1,092	75
CDW	147	26
Keysight Technologies (1)	53	8
Trimble (1)	232	19
		128
IT Services 5.4%
Accenture, Class A	347	102
Cognizant Technology Solutions, Class A	609	42
Fidelity National Information Services	613	87
Fiserv (1)	1,002	107
FleetCor Technologies (1)	200	51
Global Payments	402	76
Mastercard, Class A	359	131
PayPal Holdings (1)	30	9
Snowflake (1)	26	6
VeriSign (1)	169	39
Visa, Class A	967	226
		876
Semiconductors & Semiconductor Equipment 5.2%
Advanced Micro Devices (1)	1,386	130
Analog Devices	77	14
Applied Materials	87	13
Broadcom	208	99
Lam Research	12	8
Marvell Technology	21	1

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Maxim Integrated Products	153	16
Microchip Technology	161	24
Micron Technology (1)	56	5
NVIDIA	224	179
QUALCOMM	757	108
Texas Instruments	932	179
Xilinx	386	56
		832
Software 8.6%
Citrix Systems	358	42
Fortinet (1)	46	11
Intuit	164	80
Microsoft	3,472	941
NortonLifeLock	1,682	46
salesforce.com (1)	707	173
Workday (1)	174	41
Zoom Video Communications, Class A (1)	133	51
		1,385
Technology Hardware, Storage & Peripherals 5.8%
Apple	6,819	934
		934
Total Information Technology		4,307
MATERIALS 2.5%
Chemicals 1.5%
Albemarle	56	9
Celanese, Class A	33	5
CF Industries Holdings	166	9
Linde	329	95
PPG Industries	160	27
RPM International	137	12
Sherwin-Williams	293	80

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Westlake Chemical	22	2
		239
Construction Materials 0.2%
Vulcan Materials	146	26
		26
Containers & Packaging 0.8%
Ball	491	40
International Paper	360	22
Packaging of America	118	16
Sealed Air	764	45
WestRock	228	12
		135
Total Materials		400
REAL ESTATE 2.3%
Equity Real Estate Investment Trusts 2.2%
Alexandria Real Estate Equities, REIT	75	14
American Tower, REIT	262	71
Apartmentome REIT, REIT	172	8
AvalonBay Communities, REIT	169	35
Camden Property Trust, REIT	142	19
Crown Castle International, REIT	41	8
Equinix, REIT	53	43
Equity LifeStyle Properties, REIT	98	7
Equity Residential, REIT	227	18
Prologis, REIT	538	64
Public Storage, REIT	20	6
SBA Communications, Class A, REIT	14	4
Simon Property Group, REIT	85	11
Sun Communities, REIT	40	7
Welltower, REIT	444	37

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Weyerhaeuser, REIT	205	7
		359
Real Estate Management & Development 0.1%
Opendoor Technologies, Class A (1)	527	9
		9
Total Real Estate		368
UTILITIES 2.7%
Electric Utilities 1.2%
American Electric Power	14	1
Entergy	301	30
Evergy	94	6
Eversource Energy	260	21
NextEra Energy	931	68
Southern	1,012	61
		187
Multi-Utilities 1.5%
Ameren	755	61
CMS Energy	243	14
Dominion Energy	711	52
DTE Energy	34	5
Public Service Enterprise Group	440	26
Sempra Energy	542	72
WEC Energy Group	205	18
		248
Total Utilities		435
Total Common Stocks (Cost $15,771)		16,026

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
SHORT-TERM INVESTMENTS 0.7%
Money Market Funds 0.7%
State Street Institutional U.S. Government Money Market Fund, 0.03% (2)	107,936	108
Total Short-Term Investments (Cost $108)		108
Total Investments in Securities 100.0% of Net Assets (Cost $15,879)		$16,134

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	Seven-day yield
ADR	American Depositary Receipts
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

June 30, 2021 (Unaudited)
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $15,879)	$16,134
Receivable for investment securities sold	14
Dividends receivable	8
Total assets	16,156
Liabilities
Payable for investment securities purchased	15
Investment management and administrative fees payable	3
Total liabilities	18
NET ASSETS	$16,138
Net assets consists of:
Total distributable earnings (loss)	262
Paid-in capital applicable to 635,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	15,876
NET ASSETS	$16,138
NET ASSET VALUE PER SHARE	$25.41
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Unaudited
    STATEMENT OF OPERATIONS

($000s)
6/8/21 Through 6/30/21
Investment Income (Loss)
Dividend income	$12
Investment management and administrative expense	3
Net investment income	9
Realized and Unrealized Gain / Loss
Net realized loss on securities	(2)
Change in net unrealized gain / loss on securities	255
Net realized and unrealized gain / loss	253
INCREASE IN NET ASSETS FROM OPERATIONS	$262
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Unaudited
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
6/8/21 Through 6/30/21
Increase (Decrease) in Net Assets
Operations
Net investment income	$9
Net realized loss	(2)
Change in net unrealized gain / loss	255
Increase in net assets from operations	262
Capital share transactions*
Shares sold	15,876
Increase in net assets from capital share transactions	15,876
Net Assets
Increase during period	16,138
Beginning of period	-
End of period	$16,138
*Share information
Shares sold	635
Increase in shares outstanding	635
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Equity Research ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on June 8, 2021. The fund seeks to provide long-term capital growth.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund will publish a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
On June 30, 2021, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $15,004,000 and $103,000, respectively, for the period ended June 30, 2021. Portfolio securities received or delivered through in-kind transactions aggregated $872,000 and $0, respectively, for the period ended June 30, 2021.
NOTE  4  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At June 30, 2021, the cost of investments for federal income tax purposes was $15,880,000. Net unrealized gain aggregated $254,000 at period-end, of which $464,000 related to appreciated investments and $210,000 related to depreciated investments.
NOTE  5  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.34% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses. All costs related to organization and offering of the fund are borne by Price Associates.
As of June 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 600,000 shares of the fund, representing 94% of the fund’s net assets.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  6  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.
Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
At a meeting held on February 3, 2020 (Meeting), the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the initial investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to other T. Rowe Price funds (and the nature, quality, and extent of the services expected to be provided to the fund) by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services to be provided by the Advisor.
Investment Performance of the Fund
The Board did not review the fund’s performance since the fund had not incepted at the time of the Meeting.
Costs, Benefits, Economies of Scale, Fees and Expenses
Since the fund had not yet incepted at the time of the Meeting, the Board did not review information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may realize from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
Under the Advisory Contract, the fund will pay the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and any nonrecurring, extraordinary expenses. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors, and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price mutual funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets will be included in the calculation because certain resources utilized to operate the fund will be shared with other T. Rowe Price funds. The Board concluded that, based on the profitability data it reviewed and consistent with an all-inclusive management fee structure that is frequently used by ETFs, the advisory fee structure for the fund is appropriate.
In connection with its approval of the initial Advisory Contract, the Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed comparisons of the fund’s proposed fee structure relative to similarly managed competitor ETFs and T. Rowe Price funds. On the basis of the information provided and the factors considered, the Board concluded that the fee structure was reasonable and approved the initial Advisory Contract for the fund.
Approval of the Advisory Contract
As noted, at the Meeting on February 3, 2020, the Board approved the initial Advisory Contract for the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund for the Board to approve the Advisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202108-1676063
T. Rowe Price Investment Services, Inc.
ETF967-051 8/21

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021